                                              SEMIANNUAL REPORT | June 30, 2002


                                                                      The Strong

                                                                  Mid Cap Growth

                                                                         Fund II


Table of Contents


Investment Review

          Strong Mid Cap Growth Fund II ........................2

Financial Information

          Schedule of Investments in Securities

               Strong Mid Cap Growth Fund II ...................4

          Statement of Assets and Liabilities ..................6

          Statement of Operations ..............................7

          Statements of Changes in Net Assets ..................8

          Notes to Financial Statements ........................9

Financial Highlights ..........................................12

Directors and Officers ........................................13

Strong Mid Cap Growth Fund II
================================================================================

Your Fund's Approach

The Strong Mid Cap Growth Fund II seeks capital growth. Under normal market conditions, the Fund invests at least 80% of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap Index* at the time of investment. The Fund can invest in futures and options transactions for hedging and risk-management purposes. It may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (for example, a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-96 to 6-30-02


                              [CHART APPEARS HERE]


                  The Strong                               Lipper Mid-Cap
                   Mid Cap          Russell Midcap(R)       Growth Funds
                Growth Fund II       Growth Fund II            Index*
Dec 96             $10,000              $10,000                $10,000
Jun 97             $11,370              $11,263                $10,329
Dec 97             $12,975              $12,901                $11,134
Jun 98             $15,122              $14,079                $12,332
Dec 98             $16,695              $14,203                $12,558
Jun 99             $21,293              $15,671                $14,590
Dec 99             $31,700              $16,793                $21,816
Jun 00             $33,224              $17,652                $22,754
Dec 00             $26,997              $18,178                $18,296
Jun 01             $23,026              $17,821                $16,017
Dec 01             $18,690              $17,156                $14,441
Jun 02             $14,137              $16,177                $11,933

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   What market conditions, market events, and other factors impacted your Fund's performance?

A: U.S. equity markets were under pressure throughout the first six months of 2002, despite evidence that the U.S. economy continued to recover, inflation remained under control, and labor productivity gains continued. Growth stocks were once again the weakest-performing equity asset class during the period.

     In contrast to year-end, when many investors questioned the strength and vitality of the U.S. economy, the negative focus in 2002 has shifted to other issues, most notably stock valuations, questionable accounting practices, disappointing corporate earnings growth, a weakening U.S. dollar, corporate malfeasance, and persistent weakness in end-market demand for technology goods and services. These factors have combined to undermine confidence and lead many investors to simply stay out of the stock market.

     When investors did look for stocks, they favored dominant companies with clean balance sheets, positive business momentum, and high-quality management teams. Many of the companies that performed relatively well over the six months were concentrated in the consumer area, which has felt the greatest benefit from the Federal Reserve's 2001 interest-rate cuts. While problematic companies have grabbed the headlines, the fact remains that most companies are led and staffed by honest, hard-working people.

Q:   How did your Fund perform?

A: In conjunction with the broader market and with mid-cap growth stocks, the Fund suffered a significant correction in the first half of 2002. Following modest losses in the first quarter, the gains from the post-September 11 stock-market rally were completely erased in the second quarter. The mid-cap growth stock universe, and this Fund in particular, is heavily populated with technology- and biotechnology-related companies. In periods of market weakness, the higher volatility of stocks in these areas magnifies the negative impact of broader stock-market performance.

Q: What investment strategies and techniques impacted your Fund's performance?

A: The impact of our technology and biotechnology holdings significantly dampened the Fund's performance over the past six months. Longer-term prospects for leading technology companies remain bright, but the cyclical nature of the business and weakness in key end markets have produced less of a rebound in corporate IT spending than most had anticipated. Our holdings in consumer-related technology stocks held up well, but key holdings in enterprise software and semiconductors have recently struggled despite encouraging fundamental developments. In biotechnology, an absence of new product approvals and a string of negative news events hurt performance.

     On the brighter side, our holdings in homebuilders and consumer retailers added value over the six months. Despite widespread corporate layoffs and economic uncertainty, the resilience of U.S. consumer spending has surprised most experts. The Fund also benefited from investments in more stable growth areas, such as managed healthcare and pharmaceuticals distribution. Finally, one of our major themes has been that a weak dollar and synchronized global recovery would significantly boost profits in the basic materials and energy sectors; indeed, this theme has played out via our holdings in mining, steel-making, and energy-service firms.

Q:   What is your future outlook?

A: At this juncture, the market's challenges seem formidable, but we believe positive progress is possible for those who focus on companies with strong balance sheets and high-quality management teams.

     As growth managers, we fervently believe that over the long term, it is the trajectory of earnings growth that drives stock prices. Recently, our work has centered on the possibility that previously staid areas of the economy are now emerging as new growth sectors. These areas include basic materials and energy, two industries that are under-followed by Wall Street and are not encumbered by the billions of dollars in new capacity that dog many technology and telecommunications companies.

     We remain focused on carefully selecting growth stocks -- companies with positive business momentum. When the clouds part and pessimism recedes, we believe these companies can experience the solid earnings improvement that drives price appreciation.

     We appreciate your patience and support during this period. Thank you for your investment in the Strong Mid Cap Growth Fund II.

     Ronald C. Ognar
     Portfolio Co-Manager

     Derek V. W. Felske
     Portfolio Co-Manager

Average Annual Total Returns/1/
As of 6-30-02

----------------------------------------------------------
          1-year                                   -38.60%

          3-year                                   -12.76%

          5-year                                     4.45%

          Since Fund Inception                       6.50%
          (12-31-96)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ The Fund's returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

* The Russell Midcap/TM/ Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                          STRONG MID CAP GROWTH FUND II

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.2%
Aerospace - Defense 0.9%
Raytheon Company                                         49,700    $  2,025,275

Auto/Truck - Original Equipment 0.7%
Eaton Corporation                                        22,000       1,600,500

Building - Resident/Commercial 3.7%
D.R. Horton, Inc.                                       147,600       3,842,028
Lennar Holmes, Inc.                                      74,000       4,528,800
                                                                   ------------
                                                                      8,370,828

Commercial Services - Miscellaneous 0.5%
Moody's Corporation                                      20,500       1,019,875

Commercial Services - Schools 1.0%
Apollo Group, Inc. Class A (b)                           57,000       2,246,370

Computer - Graphics 0.5%
Synopsys, Inc. (b)                                       20,500       1,123,605

Computer - Local Networks 2.7%
Brocade Communications Systems, Inc. (b)                111,500       1,949,020
Emulex Corporation (b)                                  103,500       2,329,785
QLogic Corporation (b)                                   46,000       1,752,600
                                                                   ------------
                                                                      6,031,405

Computer - Memory Devices 1.2%
Network Appliance, Inc. (b)                             211,000       2,618,510

Computer - Peripheral Equipment 0.5%
Lexmark International Group, Inc. (b)                    20,500       1,115,200

Computer - Services 1.7%
Affiliated Computer Services, Inc. Class A (b)           82,900       3,936,092

Computer Software - Desktop 1.0%
Adobe Systems, Inc.                                      78,500       2,237,250

Computer Software - Education/Entertainment 1.6%
Electronic Arts, Inc. (b)                                54,700       3,612,935

Computer Software - Enterprise 1.6%
Mercury Interactive Corporation (b)                      55,000       1,262,800
Siebel Systems, Inc. (b)                                 79,000       1,123,380
VERITAS Software Corporation (b)                         61,900       1,225,001
                                                                   ------------
                                                                      3,611,181

Computer Software - Financial 3.4%
Intuit, Inc. (b)                                         92,700       4,609,044
Sungard Data Systems, Inc. (b)                          113,000       2,992,240
                                                                   ------------
                                                                      7,601,284

Computer Software - Medical 1.0%
Cerner Corporation (b)                                   48,800       2,334,104

Computer Software - Security 0.9%
Symantec Corporation (b)                                 61,200       2,010,420

Containers 0.3%
Ball Corporation                                         16,600         688,568

Electronics - Laser Systems/Component 0.5%
Cymer, Inc. (b)                                          31,000       1,086,240

Electronics - Military Systems 0.5%
L-3 Communications Corporation (b)                       22,000       1,188,000

Electronics - Miscellaneous Components 0.8%
Vishay Intertechnology, Inc. (b)                         87,000       1,914,000

Electronics - Scientific Instruments 1.0%
Teradyne, Inc. (b)                                       94,700       2,225,450

Electronics - Semiconductor Equipment 6.0%
ASM International NV (b)                                 72,500       1,251,350
ASML Holding NV (b)                                      63,600         961,632
Brooks-PRI Automation, Inc. (b)                          49,000       1,252,440
ChipPAC, Inc. Class A (b)                               216,300       1,336,734
KLA-Tencor Corporation (b)                               90,700       3,989,893
Novellus Systems, Inc. (b)                               76,500       2,601,000
Varian Semiconductor Equipment Associates, Inc. (b)      67,400       2,286,882
                                                                   ------------
                                                                     13,679,931

Electronics - Semiconductor Manufacturing 9.0%
Atmel Corporation (b)                                   295,000       1,846,700
Fairchild Semiconductor Corporation Class A (b)         156,900       3,812,670
Integrated Device Technology, Inc. (b)                   38,400         696,576
International Rectifier Corporation (b)                 121,000       3,527,150
Microchip Technology, Inc. (b)                          106,500       2,921,295
Micron Technology, Inc. (b)                             155,800       3,150,276
National Semiconductor Corporation (b)                   59,000       1,721,030
SanDisk Corporation (b)                                  62,600         776,240
Taiwan Semiconductor Manufacturing Company, Ltd.
 Sponsored ADR (b)                                      153,230       1,991,990
                                                                   ------------
                                                                     20,443,927

Finance - Consumer/Commercial Loans 2.1%
SLM Corporation                                          50,000       4,845,000

Finance - Investment Brokers 0.8%
The Charles Schwab Corporation                          159,700       1,788,640

Finance - Investment Management 1.9%
Allied Capital Corporation                               51,800       1,173,270
Federated Investors, Inc. Class B                        48,500       1,676,645
SEI Investments Company                                  49,000       1,380,330
                                                                   ------------
                                                                      4,230,245

Finance - Publicly Traded Investment Funds -
 Equity 2.3%
Regional Bank Holders Trust                              22,000       2,567,400
Semiconductor Holders Trust                              50,000       1,516,000
Software Holders Trust                                   39,000       1,131,780
                                                                   ------------
                                                                      5,215,180

Financial Services - Miscellaneous 1.8%
Equifax, Inc.                                            60,000       1,620,000
H & R Block, Inc.                                        55,000       2,538,250
                                                                   ------------
                                                                      4,158,250

Healthcare - Biomedical/Genetic 0.6%
Myriad Genetics, Inc. (b)                                65,000       1,322,100

Household - Office Furniture 0.3%
La-Z-Boy, Inc.                                           25,000         630,500

Internet - Network Security/Solutions 1.4%
Network Associates, Inc. (b)                            160,500       3,092,835

Leisure - Gaming 0.4%
MGM Mirage, Inc. (b)                                     27,000         911,250

Leisure - Hotels & Motels 1.4%
Hilton Hotels Corporation                                51,400         714,460
Marriott International, Inc. Class A                     30,900       1,175,745
Starwood Hotels & Resorts Worldwide, Inc.                39,000       1,282,710
                                                                   ------------
                                                                      3,172,915

Leisure - Toys/Games/Hobby 0.4%
Mattel, Inc.                                             43,500         916,980

--------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
Media - Radio/TV 0.7%
Univision Communications, Inc. (b)                       46,900    $  1,472,660

Medical - Biomedical/Genetics 5.7%
Biogen, Inc. (b)                                         61,700       2,556,231
Cephalon, Inc. (b)                                       38,500       1,740,200
Gilead Sciences, Inc. (b)                                39,800       1,308,624
IDEC Pharmaceuticals Corporation (b)                     80,500       2,853,725
Immunex Corporation (b)                                  51,400       1,148,276
Ligand Pharmaceuticals, Inc. Class B (b)                 66,000         957,000
Medimmune, Inc. (b)                                      88,800       2,344,320
                                                                   ------------
                                                                     12,908,376

Medical - Ethical Drugs 1.3%
Allergan, Inc.                                           44,000       2,937,000

Medical - Generic Drugs 0.7%
Andrx Group (b)                                          30,000         809,100
Teva Pharmaceutical Industries, Ltd. ADR                 12,000         801,360
                                                                        -------
                                                                      1,610,460

Medical - Health Maintenance Organizations 1.0%
Anthem, Inc. (b)                                         34,000       2,294,320

Medical - Instruments 0.6%
Varian Medical Systems, Inc. (b)                         34,700       1,407,085

Medical - Products 0.8%
St. Jude Medical, Inc. (b)                               24,800       1,831,480

Medical - Wholesale Drugs/Sundries 2.0%
AmerisourceBergen Corporation                            25,900       1,968,400
McKesson HBOC, Inc.                                      81,500       2,665,050
                                                                   ------------
                                                                      4,633,450

Medical/Dental - Services 2.4%
Laboratory Corporation of America Holdings (b)           45,000       2,054,250
Quest Diagnostics, Inc. (b)                              38,000       3,269,900
                                                                   ------------
                                                                      5,324,150

Metal Ores - Gold/Silver 1.4%
Anglogold, Ltd. Sponsored ADR                            37,500         978,000
Newmont Mining Corporation Holding Company               86,500       2,277,545
                                                                   ------------
                                                                      3,255,545

Metal Ores - Miscellaneous 0.6%
Freeport-McMoran Copper & Gold, Inc. Class B (b)         78,000       1,392,300

Oil & Gas - Drilling 3.8%
ENSCO International, Inc.                                95,800       2,611,508
GlobalSantaFe Corporation                                63,000       1,723,050
Noble Corporation (b)                                    86,500       3,338,900
Precision Drilling Corporation (b)                       27,500         955,350
                                                                   ------------
                                                                      8,628,808

Oil & Gas - Field Services 0.7%
BJ Services Company (b)                                  43,700       1,480,556

Oil & Gas - Machinery/Equipment 3.3%
Cooper Cameron Corporation (b)                           33,500       1,622,070
Grant Prideco, Inc. (b)                                  69,600         946,560
National-Oilwell, Inc. (b)                              117,500       2,473,375
Weatherford International, Ltd. (b)                      58,100       2,509,920
                                                                   ------------
                                                                      7,551,925

Oil & Gas - United States Exploration &
 Production 0.5%
Apache Corporation                                       21,500       1,235,820

Retail - Apparel/Shoe 4.4%
Abercrombie & Fitch Company Class A (b)                 159,000       3,835,080
Coach, Inc. (b)                                          36,500       2,003,850
The Limited, Inc.                                        76,200       1,623,060
The TJX Companies, Inc.                                 129,800       2,545,378
                                                                   ------------
                                                                     10,007,368

Retail - Consumer Electronics 3.4%
Best Buy Company, Inc. (b)                               82,000       2,976,600
Circuit City Stores, Inc.                               139,000       2,606,250
RadioShack Corporation                                   70,000       2,104,200
                                                                   ------------
                                                                      7,687,050

Retail - Discount & Variety 1.3%
Dollar Tree Stores, Inc. (b)                             73,500       2,896,635

Retail - Home Furnishings 1.4%
Bed Bath & Beyond, Inc. (b)                              82,600       3,117,324

Retail - Major Discount Chains 1.0%
Dollar General Corporation                              113,500       2,159,905

Retail - Miscellaneous/Diversified 2.6%
Barnes & Noble, Inc. (b)                                 49,800       1,316,214
Circuit City Stores, Inc. - CarMax Group (b)             57,500       1,244,875
Movie Gallery, Inc. (b)                                 121,200       2,559,744
Sonic Automotive, Inc. (b)                               32,800         844,600
                                                                   ------------
                                                                      5,965,433

Retail/Wholesale - Auto Parts 0.6%
AutoZone, Inc. (b)                                       18,700       1,445,510

Retail/Wholesale - Computer/Cellular 0.7%
CDW Computer Centers, Inc. (b)                           34,000       1,591,540

Retail/Wholesale - Jewelry 0.9%
Tiffany & Company                                        58,500       2,059,200

Retail/Wholesale - Office Supplies 1.7%
Staples, Inc. (b)                                       197,500       3,890,750

Steel - Producers 1.3%
Nucor Corporation                                        43,800       2,848,752

-------------------------------------------------------------------------------
Total Common Stocks (Cost $240,741,472)                             224,638,247
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.5%
Repurchase Agreements 0.0%
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds
  $14,902); Collateralized by: United States
  Government & Agency Issues (c)                     $   14,900          14,900
United States Government Issues 0.5%
United States Treasury Bills, Due 8/15/02             1,100,000       1,097,787
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,112,535)                        1,112,687
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $241,854,007) 99.7%           225,750,934
Other Assets and Liabilities, Net 0.3%                                  687,998
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $226,438,932
===============================================================================


-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.
Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                  Strong Mid Cap
                                                                  Growth Fund II
                                                                  --------------
Assets:
   Investments in Securities, at Value (Cost of $241,854,007)       $225,750,934
   Receivable for Securities Sold                                      2,181,612
   Dividends and Interest Receivable                                      46,316
   Other Assets                                                           44,667
                                                                    ------------
   Total Assets                                                      228,023,529

Liabilities:
   Payable for Securities Purchased                                    1,561,017
   Accrued Operating Expenses and Other Liabilities                       23,580
                                                                    ------------
   Total Liabilities                                                   1,584,597
                                                                    ------------
Net Assets                                                          $226,438,932
                                                                    ============
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                    $530,771,008
   Accumulated Net Investment Loss                                    (1,380,664)
   Accumulated Net Realized Loss                                    (286,848,339)
   Net Unrealized Depreciation                                       (16,103,073)
                                                                    ------------
   Net Assets                                                       $226,438,932
                                                                    ============
Capital Shares Outstanding (Unlimited Number Authorized)              18,281,945

Net Asset Value Per Share                                                 $12.39
                                                                          ======

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                 Strong Mid Cap
                                                                                 Growth Fund II
                                                                                 --------------
Income:
   Dividends (net of foreign withholding taxes of $238)                          $    267,788
   Interest                                                                            79,749
                                                                                 ------------
   Total Income                                                                       347,537

Expenses:
   Investment Advisory Fees                                                         1,069,889
   Administrative Fees                                                                432,313
   Custodian Fees                                                                      29,115
   Shareholder Servicing Costs                                                        467,072
   Other                                                                               34,768
                                                                                 ------------
   Total Expenses before Expense Offsets                                            2,033,157
   Expense Offsets (Note 4)                                                          (347,920)
                                                                                 ------------
   Expenses, Net                                                                    1,685,237
                                                                                 ------------
Net Investment Loss                                                                (1,337,700)

Realized and Unrealized Gain (Loss):
   Net Realized Loss on:
     Investments                                                                  (42,227,734)
     Futures Contracts                                                                (41,075)
                                                                                 ------------
     Net Realized Loss                                                            (42,268,809)
     Net Change in Unrealized Appreciation/Depreciation on Investments            (34,032,555)
                                                                                 ------------
Net Loss on Investments                                                           (76,301,364)
                                                                                 ------------
Net Decrease in Net Assets Resulting from Operations                            ($ 77,639,064)
                                                                                 ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Strong Mid Cap Growth Fund II
                                                                         ---------------------------------
                                                                         Six Months Ended     Year Ended
                                                                           June 30, 2002     Dec. 31, 2001
                                                                         ----------------    -------------
                                                                            (Unaudited)
Operations:
   Net Investment Loss                                                     ($  1,337,700)   ($  2,870,609)
   Net Realized Loss                                                         (42,268,809)    (170,282,427)
   Net Change in Unrealized Appreciation/Depreciation                        (34,032,555)      13,732,617
                                                                            ------------     ------------
   Net Decrease in Net Assets Resulting from Operations                      (77,639,064)    (159,420,419)

Distributions from Net Realized Gains                                                 --               --

Capital Share Transactions:
   Proceeds from Shares Sold                                                  37,806,261       86,339,059
   Proceeds from Reinvestment of Distributions                                        --               --
   Payment for Shares Redeemed                                               (56,453,858)    (135,070,133)
                                                                            ------------     ------------
   Net Decrease in Net Assets from Capital Share Transactions                (18,647,597)     (48,731,074)
                                                                            ------------     ------------
Total Decrease in Net Assets                                                 (96,286,661)    (208,151,493)

Net Assets:
   Beginning of Period                                                       322,725,593      530,877,086
                                                                            ------------     ------------
   End of Period                                                            $226,438,932     $322,725,593
                                                                            ============     ============
Transactions in Shares of the Fund:
   Sold                                                                        2,451,347        4,460,006
   Issued in Reinvestment of Distributions                                            --               --
   Redeemed                                                                   (3,866,720)      (7,204,007)
                                                                               ---------        ---------
   Net Decrease in Shares of the Fund                                         (1,415,373)      (2,744,001)
                                                                               =========        =========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization
     Strong Mid Cap Growth Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2002, approximately 47% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted securities at June 30, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements

--------------------------------------------------------------------------------

June 30, 2002 (Unaudited)

          in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Statement of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

 3.  Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Fund. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     The amount payable to the Advisor at June 30, 2002, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the six months then ended, were $9,393, $467,072, $1,768 and $5,334, respectively.

--------------------------------------------------------------------------------

 4.  Expense Offsets
     The Strong Mid Cap Growth Fund II had expense waivers and absorptions and earnings credits of $343,796 and $4,124, respectively.

 5.  Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowers under the LOC during the year. At
     June 30, 2002, there were no borrowings by the Fund outstanding under the LOC.

 6.  Investment Transactions
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002 were $639,980,894 and $656,635,732, respectively. There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2002.

 7.  Income Tax Information
     At June 30, 2002, the cost of investments in securities for federal income tax purposes was $249,372,803. Net unrealized depreciation of securities was $23,621,869, consisting of gross unrealized appreciation and depreciation of $1,314,409 and $24,936,278, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     At December 31, 2001, the Fund had a capital loss carryover for federal income tax purposes of $236,140,518, which expires in 2009.

 8.  Investment in Affiliates
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended June 30, 2002 is as follows:

                                  Balance of                                       Balance of
                                 Shares or Par       Gross         Gross Sales    Shares or Par     Value     Realized
                                  Value Held       Purchases           and         Value Held      June 30,     Gain
                                 Jan. 1, 2002     and Additions    Reductions     June 30, 2002      2002     on Sales
                                 -------------    -------------    -----------    -------------    --------   ---------
Strong Mid Cap Growth Fund II
-----------------------------
Retailers Holders Trust               --             30,500          (30,500)          --             --       $74,679

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                             --------------------------------------------------------------
                                                             June 30,    Dec. 31,   Dec. 31,   Dec. 31,  Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                 2002/(b)/    2001       2000       1999      1998       1997
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $16.38     $23.66     $30.37     $16.02    $12.45      $10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                (0.07)     (0.15)     (0.16)     (0.02)    (0.02)       0.02
   Net Realized and Unrealized Gains (Losses) on Investments   (3.92)     (7.13)     (4.51)     14.40      3.59        2.94
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (3.99)     (7.28)     (4.67)     14.38      3.57        2.96

Less Distributions:
   From Net Investment Income                                     --         --         --         --     (0.00)/(c)/ (0.01)
   In Excess of Net Investment Income                             --         --         --         --        --       (0.15)
   From Net Realized Gains                                        --         --      (2.04)     (0.03)       --       (0.14)
   In Excess of Net Realized Gains                                --         --         --         --        --       (0.21)
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            --         --      (2.04)     (0.03)    (0.00)/(c)/ (0.51)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $12.39     $16.38     $23.66     $30.37    $16.02      $12.45
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
   Total Return                                               -24.4%     -30.8%     -14.8%     +89.9%    +28.7%      +29.8%
   Net Assets, End of Period (In Thousands)                 $226,439   $322,726   $530,877   $323,884   $16,730      $2,374
   Ratio of Expenses to Average Net Assets Before               1.4%*      1.4%       1.2%       1.2%      1.6%        2.0%
    Expense Offsets
   Ratio of Expenses to Average Net Assets                      1.2%*      1.2%       1.2%       1.1%      1.2%        1.2%
   Ratio of Net Investment Income (Loss) to Average            (0.9%)*    (0.7%)     (0.7%)     (0.2%)    (0.3%)       0.2%
    Net Assets
   Portfolio Turnover Rate                                    228.1%     628.5%     601.4%     647.7%    329.1%      541.3%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c)  Amount calculated is less than $0.005.


                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.
   Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

 Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
   Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

 Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
   Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
   Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
   Mr. Malicky has been President Emeritus of Baldwin-Wallace College since
 July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
   Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

 Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
   Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

 Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
   Mr. Smirl has been Assistant Executive Vice President and Assistant
 Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

 Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
   Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best
 & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

 Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.
   Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

 John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
   Mr. Widmer has been Treasurer of the Advisor since April 1999. From May
 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

 Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
   Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

   Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25413-0602


Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------


[STRONG LOGO]

                                                                     WH2979 0602